UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 5, 2009
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of Principal Executive Offices)	11749 (Zip Code)
(800) 225 5224
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
          On November 5, 2009, the Board of Directors of the Company adopted the Stockholder Protection Rights Agreement, dated as of November 5, 2009 (the “New Rights Agreement”) between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agent”) and declared a dividend of one right (a “Right”) for each outstanding share of Common Stock, par value $0.10 per share (“Common Stock”) of the Company held of record at the close of business on November 16, 2009 (the “Record Time”), payable in respect of each such share upon the later of (i) certification by the Nasdaq Stock Market to the Securities and Exchange Commission that the Rights have been approved for listing and registration and (ii) December 1, 2009 (the “Payment Time”), or issued thereafter and prior to the Separation Time (as defined below) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-thousandth of a share of Participating Preferred Stock, Class A, without par value (“Participating Preferred Stock”), for $100 (the “Exercise Price”), subject to adjustment in accordance with the terms of the New Rights Agreement.
          The Rights will be evidenced by the Common Stock certificates until the next Business Day following the earlier of (either, the “Separation Time”) (i) the close of business on the tenth Business Day (as defined in the New Rights Agreement) (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the New Rights Agreement) commences a tender or exchange offer, which, if consummated, would result in such Person’s becoming an Acquiring Person (as defined below) and (ii) the time of the first event causing a Flip-in Date (as defined below) to occur; provided, that if the foregoing results in the Separation Time being prior to the Payment Time, the Separation Time shall be the Payment Time; and provided further that if a tender or exchange offer referred to in clause (i) above is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made. A Flip-in Date will occur on the earlier of (a) the first date on which the Company announces that a person or group has become an Acquiring Person or (b) the date and time on which any Acquiring Person has acquired more than 50% of the Common Stock or such later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. An Acquiring Person is defined as any Person having Beneficial Ownership (as defined in the New Rights Agreement) of 20% or more of the outstanding Common Stock, but shall not include (i) the Company; (ii) any Subsidiary (as defined in the New Rights Agreement) of the Company; (iii) any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any of its Subsidiaries); or (iv) any Person (A) who has Beneficial Ownership of 20% or more of the outstanding shares of Common Stock as of November 5, 2009 and who has continuously been since November 5, 2009 the Beneficial Owner of 20% or more of the outstanding shares of Common Stock until such time as such Person becomes the Beneficial Owner (other than through a stock split or a stock dividend) of an additional .1% of the outstanding shares of Common Stock (including, for the avoidance of doubt, Mr. Walter Haefner and all of his Affiliates, Associates and Successors (as such terms are defined in the New Rights Agreement)); (B) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock until such time as such Person becomes the Beneficial Owner of any additional outstanding shares of Common Stock (as set forth in the New Rights Agreement); (C) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock but who (in the good faith determination of the Board of Directors of the Company) acquired such Beneficial Ownership without any plan or intention to seek or affect control of the Company, if such Person promptly divests or promptly enters into an agreement to divest, sufficient securities of the Company so that such Person ceases to be the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, or (D) who Beneficially Owns shares of Common Stock consisting solely of one or more of (1) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (2) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for shares of Common Stock) Beneficially Owned by such Option Holder or his Affiliates or Associates at the time of such grant, and (3) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for shares of Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock.
          The New Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Payment Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the New Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding as of the Payment Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights (the “Rights Certificates”) will be delivered to holders of record of Common Stock at the Separation Time, provided that the Board of Directors of the Company has not elected to exchange all of the then outstanding Rights (as described below).

          The Rights will not be exercisable until the Business Day following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) November 30, 2012 (the “Expiration Time”) and (iii) the date on which the Rights are redeemed as described below.
          The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of, or in exchange for, Common Stock.
          In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the New Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the New Rights Agreement) equal to twice the Exercise Price for an amount in cash equal to the then-current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate, and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. The Board of Directors of the Company may enter into a trust agreement pursuant to which the Company would deposit into a trust shares of its Common Stock that would be distributable to stockholders (excluding the Acquiring Person) in the event an Exchange Time occurs.
          Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-thousandth of a share of Participating Preferred Stock for each share of Common Stock so issuable.
          In the event that, prior to the Expiration Time, there exists an Acquiring Person that controls the Company’s Board of Directors or Beneficially Owns 90% or more of the Common Stock, and the Company is involved in (i) a merger, consolidation or statutory share exchange (or enters into an agreement to undertake any of the foregoing) and either (A) such merger, consolidation or statutory share exchange is with the Acquiring Person or any Affiliate or Associate thereof or (B) any term of such merger, consolidation or share exchange relating to the treatment of capital stock of the Company Beneficially Owned by the Acquiring Person is not identical to the terms of such transaction relating to capital stock Beneficially Owned by other holders or (ii) a sale of more than 50% of the Company’s assets or earning power (each, a “Flip-over Transaction or Event”), each Right shall constitute the right to purchase from the Flip-over Entity (as defined in the New Rights Agreement), upon exercise of such right in accordance with the New Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.
          The Board of Directors of the Company may, at its option, at any time prior to a Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.001 per Right (the “Redemption Price”), as provided in the New Rights Agreement. Immediately upon the action of the Board of Directors electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors, for each Right so held.
          If the Company receives a Qualifying Offer (as defined below) and the Board of Directors does not redeem the Rights or exempt the Qualifying Offer from the requirements of the Rights Plan by the end of 90 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, holders of at least 10% of the then outstanding shares of the Company Common Stock may demand, within 90-120 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, that the Board take action necessary to arrange a special meeting of stockholders (the “Special Meeting”) to vote on exempting the Qualifying Offer from the Rights Plan (the “Special Meeting Demand”). If the Company receives a Special Meeting Demand the Board shall take such actions as may be necessary to hold the Special Meeting within 90 Business Days of the Special Meeting Demand (the “Special Meeting Period”), provided that the Special Meeting Period may be extended if, prior to such vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of the Company Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets (a “Definitive

Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement.
          A Qualifying Offer must remain open for 120 Business Days and, if a Special Meeting Demand is delivered to the Board, for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least 10 Business Days following the end of such Period (the “Qualifying Offer Period”); provided, however, that the Qualifying Offer need not remain open longer than (i) the expiration date of any other (x) Qualifying Offer (as such may be extended by public announcement); or (y) tender offer (as such may be extended by public announcement) with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance of Common Stock for payment or (ii) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections. If the Special Meeting is not held within the Special Meeting Period (or if holders of a majority of the outstanding shares of Common Stock vote in favor of exempting the Qualifying Offer from the Rights Plan at such meeting), the Qualifying Offer will be deemed to be exempt from the application of the Rights Plan on the close of business on the tenth business day after the results of such meeting are certified as official (or following the end of the Special Meeting Period, as applicable).
          A “Qualifying Offer” is defined as an offer that is determined by a majority of independent directors of the Company to have (among others) the following characteristics:
(i) fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding shares of Common Stock at the same per-share consideration;
(ii) made by an offeror that, together with its Affiliates and Associates, beneficially owns no more than 5% of the Common Stock at the time the offer is commenced;
(iii) an offer not subject to any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on the Company;
(iv) offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for the Qualifying Offer Period as defined above;
(v) offer pursuant to which the Company has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after any increase in the price offered, and after any bona fide alternative offer is commenced, subject to the proviso set forth in the definition of Qualifying Offer Period (as defined above);
(vi) if offer includes stock of the offeror, then the offeror must allow Company’s investment bank, legal counsel and accountants to perform appropriate due diligence on the offeror’s business;
(vii) offer conditioned on a minimum of at least a majority of the outstanding shares of Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;
(viii) offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to any stockholders’ statutory appraisal rights;
(ix) offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof); and
(x) if offer includes stock of the offeror, (A) the stock portion of consideration must consist solely of common stock of the offeror, which must be a US corporation whose stock is freely and publicly traded and is listed on New York Stock Exchange or admitted to trading on Nasdaq, (B) no shareholder approval is required or if required, has been obtained, (C) no Person beneficially owns more than 20% of the voting stock of the offeror, (D) no other class of voting stock of the offeror is outstanding and the offeror may register securities on
Form S-3, and (E) the Company has received written representations and certification of the offeror and the offeror’s CEO and CFO that all material facts about the offeror have been fully and accurately disclosed and new facts will be fully and accurately disclosed during the period during which the offer remains open, and all required Exchange Act reports will be filed by the offeror in a timely manner during the offer period.
          A committee of independent directors of the Company will evaluate the New Rights Agreement annually to determine whether it continues to be in the best interests of the stockholders or if the Rights should be redeemed.

          The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.
          The provisions of the Rights Agreement may be amended in any respect prior to the Flip-in Date without the approval of the holders of Rights, except that any extension of the Expiration Time during this period will require approval by the holders of not less than a majority of the outstanding shares of the Company Common Stock. However, on or after the Flip-in Date, the approval of the holders of Rights will be required to make any changes to the provisions of Rights Agreement, except for those changes that the Board of Directors of the Company may deem necessary or desirable, provided that any such changes do not materially adversely affect the interests of the holders of Rights (excluding the interests of any Acquiring Person).
          The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the New Rights Agreement should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights may be redeemed on or prior to the Flip-in Date, before the consummation of such transaction (including following the Special Meeting held in connection with a Qualifying Offer).
          As of October 16, 2009, there were 589,695,081 shares of Common Stock issued of which 516,240,206 shares were outstanding and 73,454,875 shares were held in treasury. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares of Common Stock will have Rights attached.
          The New Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock) is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The press release announcing the adoption of the New Rights Agreement is attached hereto as Exhibit 99.1. The foregoing descriptions, as well as any descriptions contained in the attached press release, of the New Rights Agreement and the Rights are qualified in their entirety by reference to the New Rights Agreement and such exhibits thereto.
Item 3.03. Material Modification to Rights of Security Holders
          See Item 1.01 above, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Stockholder Protection Rights Agreement, dated as of November 5, 2009, between CA, Inc. and Mellon Investor Services LLC, as Rights Agent, including as Exhibit A the forms of Rights Certificate and of Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock of the Company

Exhibit 99.1	Press Release, dated November 5, 2009, issued by CA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.

Date: November 5, 2009	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Stockholder Protection Rights Agreement, dated as of November 5, 2009, between CA, Inc. and Mellon Investor Services LLC, as Rights Agent, including as Exhibit A the forms of Rights Certificate and of Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock of the Company

Exhibit 99.1	Press Release, dated November 5, 2009, issued by CA, Inc.